Centerstone Investors Fund

Class A (Symbol: CETAX)

Class C (Symbol: CENNX)

Class I (Symbol: CENTX)

Centerstone International Fund

Class A (Symbol: CSIAX)

Class C (Symbol: CSINX)

Class I (Symbol: CINTX)

SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED JULY 30, 2019

This supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

Effective upon and subject to approval by the Board of Trustees of certain revisions to the Trust’s Portfolio Holdings Disclosure Policy, the disclosure provided on pages 42 and 43 of the SAI in the fifth paragraph under the title “Portfolio Holdings Information” describes a proposed policy regarding disclosure of certain portfolio holdings and other performance-related data (the “Proposed Portfolio Holdings Disclosure Policy”) that will be available to shareholders and other prospective investors. The Adviser intends to request that the Board consider, and if deemed appropriate, approve the Proposed Portfolio Holdings Disclosure Policy at its September 10, 2019 meeting.  Prior to such approval, no disclosure will be made pursuant to the Proposed Portfolio Holdings Disclosure Policy.

Please retain this Supplement with your Prospectus and Statement of Additional Information dated for future reference. These documents are available upon request and without charge by calling the Funds at 1-877-314-9006.